Exhibit 13

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Avino Silver & Gold Mines Ltd. (the "Company") on Form 20-F for the year ended January 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Form 20-F") I David Wolfin, President (and acting Principal Executive and Financial Officer), of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of our knowledge and belief:

(1)	The Form 20-F fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78M or 78o(d)); and

(2)	The information contained in the Form 20-F fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 12, 2005       /s/ David Wolfin____________
          David Wolfin, President
                                                                                                                          (Principal Executive and Financial Officer)

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